Exhibit 10.1

NOTE CONVERSION AGREEMENT

This Note Conversion Agreement (“Agreement”) is entered into as of October 26, 2020 by and between PetVivo Holdings, Inc. (the “Company”) and RedDiamond Partners, LLC (“RedDiamond”).

RECITALS

WHEREAS, the Company issued to RedDiamond that certain 15% OID Convertible Promissory Note, dated June 15, 2020, in the aggregate principal amount of $352,941.17 (as amended, restated, supplemented or otherwise modified from time to time, the “Note”); and

WHEREAS, the parties desire to enter into this Agreement to memorialize the conversion of all amounts outstanding under the Note (the “Conversion Amount”) into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”).

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Masters agree as follows:

1.	Conversion of Note. The number of shares of Common Stock to be issued pursuant to the conversion of the Note contemplated by this Agreement shall be determined by dividing the Conversion Amount by $0.35.

2.	Agreement. RedDiamond acknowledges and agrees that the certificates, if any, evidencing the Common Stock shall bear a restrictive legend in the following form:

“THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.”

3.	Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

4.	Waiver. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

5.	Assignment and Binding Effect. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by either party without the prior written consent of the other party. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, transferees and assigns, and no other Person shall have any right, benefit or obligation hereunder.

6.	Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of State of Minnesota, without regard to the conflict of law provisions thereof.

7.	Entire Agreement. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties with respect to the subject matter hereof.

8.	Severability. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

9.	Multiple Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

10.	Notices. Unless applicable law requires a different method of giving notice, any and all notices, demands or other communications required or desired to be given hereunder by any party shall be in writing. Assuming that the contents of a notice meet the requirements of the specific Section of this Agreement which mandates the giving of that notice, a notice shall be validly given or made to another party if served either personally or if deposited in the United States mail, certified or registered, postage prepaid, or if transmitted by telegraph, telecopy or other electronic written transmission device or if sent by overnight courier service, and if addressed to the applicable party as set forth below. If such notice, demand or other communication is served personally, service shall be conclusively deemed given at the time of such personal service. If such notice, demand or other communication is given by mail, service shall be conclusively deemed given seventy-two (72) hours after the deposit thereof in the United States mail. If such notice, demand or other communication is given by overnight courier, or electronic transmission, service shall be conclusively deemed given at the time of confirmation of delivery. The addresses for the parties are as follows:

If to PetVivo Holdings, Inc.:

PetVivo Holdings, Inc.

5251 Edina Industrial Blvd.

Edina, MN 55439

Attn: John Lai

Email: jlai@petvivo.com

If to RedDiamond, to the address set forth on RedDiamond’s signature page hereto.

Any party may change such party’s address for the purpose of receiving notices, demands and other communications as herein provided, by a written notice given in the aforesaid manner to the other parties.

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IN WITNESS WHEREOF, this Agreement has been duly executed by the parties as of the date first written above.

PETVIVO HOLDINGS, INC.		REDDIAMOND PARTNERS, LLC:

By:	/s/ John Lai	By:	/s/ Alan Uryniak
Name:	John Lai	Name:	Alan Uryniak
Title:	CEO	Title:	Manager

Entire unpaid amount owed pursuant to the Note:

$368,995.08 (Principal of $352,941.17 + Accrued Interest of $16,053.91)

Number of Shares issuable upon conversion of the Note pursuant to Section 1:

1,054,271 Shares

Address for Notice:

RedDiamond Partners LLC
156 West Saddle River Road
Saddle River, NJ 07458